UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): April 28, 2025

THE ARENA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-12471	68-0232575
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 VESEY STREET, 24TH FLOOR
NEW YORK, new york	10281
(Address of principal executive offices)	(Zip code)

212-321-5002

(Registrant’s telephone number including area code)

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AREN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2025, each of Christopher Fowler, Laura Lee, Christopher Petzel, and Carlo Zola notified The Arena Group Holdings, Inc. (the “Company”) that they would resign from the Company’s board of directors (the “Board”) and all committees thereof, effective as of April 28, 2025. The resignations of Mr. Fowler, Ms. Lee, Mr. Petzel and Mr. Zola are not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

In addition, on April 28, 2025, Lynn Petersmarck was appointed to the Board. Ms. Petersmarck brings extensive media experience and strategic insight that will support the Company’s long-term vision and growth initiatives. Ms. Petersmarck was also appointed to the Audit, Compensation and Nominating Committees of the Board. H. Hunt Allred now serves as the chair of the Audit Committee and Cavitt Randall now serves as the chair of both the Compensation and Nominating Committees. There are no arrangements or understandings between Ms. Petersmarck and any other persons pursuant to which Ms. Petersmarck was selected as a director. Ms. Petersmarck has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On April 29, 2025, the Company issued a press release announcing a confidential settlement of its litigation with Authentic Brands Group, LLC and the director changes described in Item 5.02 above. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated April 29, 2025 announcing Authentic Brands Group settlement and board of director changes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ARENA GROUP HOLDINGS, INC.

Dated: April 29, 2025	By:	/s/ Paul Edmonson
	Name:	Paul Edmonson
	Title:	Chief Executive Officer